UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 19, 2004

CERIDIAN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15168	41-1981625

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3311 East Old Shakopee Road, Minneapolis, Minnesota	55425

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(952) 853-8100

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

c.	Exhibits

	99.1	Ceridian Corporation News Release dated July 19, 2004.

Item 12. Results of Operations and Financial Condition.

     On July 19, 2004, we issued a press release postponing our second quarter earnings release and related investors teleconference and Webcast, previously scheduled to take place on Tuesday, July 20, 2004. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

     This information, including the Exhibit 99.1 attached hereto and referenced in Item 7 above, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIDIAN CORPORATION
/s/ Gary M. Nelson
Gary M. Nelson
Executive Vice President, General Counsel and Corporate Secretary

Dated: July 19, 2004

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INDEX TO EXHIBITS

Exhibit No.	Item	Method of Filing
99.1	Ceridian Corporation News Release dated July 19, 2004.	Filed electronically

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